                                                                      EXHIBIT 99
[LETTERHEAD OF PSEG]

                                                                October 22, 2003

                   PSEG ANNOUNCES THIRD-QUARTER 2003 EARNINGS:
                  93 CENTS PER SHARE FROM CONTINUING OPERATIONS

          Results Reflect Impact of Storm-Related Weather on PSEG Power
                     And Higher Electric Base Rates at PSE&G

                 Company Reiterates Earnings Per Share Guidance
             of $3.60 to $3.75 for 2003 and $3.60 to $3.80 for 2004


         Public Service Enterprise Group (PSEG) announced today (October 22) that earnings from continuing operations for the third quarter of 2003 were $213 million or 93 cents per share of common stock, based on 228 million average shares outstanding. These results exclude a net loss of $3 million or 1 cent per share related to discontinued operations at PSEG Energy Technologies. Including these items, PSEG's reported earnings for the quarter were $210 million or 92 cents per share of common stock.

         For the nine months through September 30, 2003, PSEG produced earnings from continuing operations of $684 million or $3.02 per share, based on 226 million average shares outstanding. Excluded from these results is a net benefit of $332 million or $1.47 per share related to the positive impact of the adoption of a new accounting standard for fossil and nuclear decommissioning in the first quarter, partially offset by the effects of an extraordinary charge due to the finalization of the electric base rate case in the second quarter and the reporting of discontinued operations for Energy Technologies for all three quarters. Including these items, PSEG's reported earnings for the first nine months of the year were $1.02 billion or $4.49 per share of common stock.

         Attachments to this release provide a summary of 2003 and 2002 results and details of the quarterly and year-to-date results for PSEG's principal subsidiaries - Public Service Electric and Gas Company (PSE&G), PSEG Power and PSEG Energy Holdings.

         Thomas M. O'Flynn, PSEG's chief financial officer, said that generally strong results for the quarter were offset by unexpected, storm-related expenditures at both PSEG Power and PSE&G and by the dilutive effect of additional shares of common stock.

         "The impact of Hurricane Isabel and storms in Pennsylvania and central Jersey in late September had a combined impact of about 8 cents per share in the quarter," O'Flynn said. "In particular, the hurricane caused heavy salt spray from the Delaware Bay to coat the electrical equipment outside our three nuclear units in south Jersey. We shut down the plants for about a week to clean the equipment. There was no effect on the units themselves, but we had to purchase replacement power."

         On a quarterly comparative basis, PSEG Power's results were down about 11 cents per share, including the dilutive effect of 17 million additional shares of common stock issued by PSEG in November 2002.

         O'Flynn said the cost of replacement power due to the shutdown of the units resulted in PSEG Power's reducing its 2003 earnings expectations by about $20 million.

         This replacement power cost, combined with PSEG's issuance of more than 8 million additional shares of common stock in October 2003, resulted in PSEG's decision to lower its overall 2003 earnings expectations by 10 to 15 cents per share to a range of $3.60 to $3.75.

         "Although it was a difficult decision to issue common equity, we are pleased with the results and the incremental balance sheet strength and financial flexibility we have gained," O'Flynn said.

         For PSE&G, August 1 marked the beginning of new electric base rates in line with the conclusion of New Jersey's four-year industry restructuring and the elimination of customer discounts that approached 14% in the final year. PSE&G earned 4 cents per share more this year than in the third quarter of 2002.

         "With the transition period now complete, the utility is earning returns that support our investments designed to ensure customer reliability," O'Flynn said. "These investments have been made since the last base rate increase a decade ago. However, the effect of the higher rates for two months was largely offset by relatively higher O&M costs. This increase in O&M was not unexpected. Last year, PSE&G engaged in an aggressive, but temporary, cost-containment program to offset the financial impact of the mild winter in 2002. Most of the cost savings occurred in the last half of 2002. Absent the impact from storm-related activities, O&M for the third quarter of this year was in line with our expectations."

         PSEG Energy Holdings' results for the third quarter generally paralleled 2002 third-quarter results. O'Flynn said this was due in part to the expansion of generation projects in California and to improved contributions by projects in Texas, which offset lower income from leveraged lease investments at PSEG Resources.

         In looking ahead, O'Flynn said the recent common stock sale in October resulted in PSEG's reducing 2004 earnings guidance by about 15 cents per share to a range of $3.60 to $3.80.

         "In general, PSEG remains fundamentally strong on several fronts," O'Flynn said. "We were on target to achieve our initial earnings expectations for 2003 until we were unexpectedly impacted by Hurricane Isabel. Our balance sheet was strengthened in early October through the issuance of the additional 8 million shares of common stock, the proceeds of which were used to pay down short-term debt."

                            FORWARD-LOOKING STATEMENT


Readers are cautioned that statements contained in this press release about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the effects of weather; the performance of generating units and transmission systems; the availability and prices for oil, gas, coal, nuclear fuel, capacity and electricity; changes in the markets for electricity and other energy-related commodities; changes in the number of participants and the risk profile of such participants in the energy marketing and trading business; the effectiveness of our risk management and internal controls systems; the effects of regulatory decisions and changes in law; changes in competition in the markets we serve; the ability to recover regulatory assets and other potential stranded costs; the outcomes of litigation and regulatory proceedings or inquiries; the timing and success of efforts to develop domestic and international power projects; conditions of the capital markets and equity markets; advances in technology; changes in accounting standards; changes in interest rates and in financial and foreign currency markets generally; the economic and political climate and growth in the areas in which we conduct our activities; and changes in corporate strategies. For further information, please refer to our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this release. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                               September 30, 2003
                                   (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                                       Third Quarter                        YTD
                                                                   2003            2002             2003             2002
-------------------------------------------------------------------------------------------------------------------------
            Earnings Results (in Millions)

Income from Ongoing Operations
PSE&G                                                           $   68          $   55           $  189           $  128
PSEG Power                                                         110             121              396              325
PSEG Energy Holdings
    PSEG Global*                                                    28               20              76               72
    PSEG Resources                                                  15              19               50               30
    PSEG Energy Holdings                                            (1)             (2)              (3)              (6)
                                                             ------------------------------------------------------------
Total PSEG Energy Holdings*                                         42              37              123               96
                                                             ------------------------------------------------------------
PSEG                                                                (7)             (6)             (24)             (14)
-------------------------------------------------------------------------------------------------------------------------
Income from Ongoing Operations*                                 $  213          $  207           $  684           $  535
-------------------------------------------------------------------------------------------------------------------------
Write-down of Argentine Investments, net of tax                      -               -                -             (334)
Operating Losses from Argentina, net of tax                          -               -                -              (40)
-------------------------------------------------------------------------------------------------------------------------
Income from Continuing Operations                               $  213          $  207           $  684           $  161
-------------------------------------------------------------------------------------------------------------------------
Extraordinary Item                                                   -               -              (18)               -
Loss from Discontinued Operations, including Loss on Disposal       (3)             (3)             (20)             (41)
Cumulative Effect of a Change in Accounting Principle                -               -              370             (120)
-------------------------------------------------------------------------------------------------------------------------
PSEG Net Income                                                 $  210          $  204           $1,016           $    -
-------------------------------------------------------------------------------------------------------------------------
Fully Diluted Average Shares Outstanding (in Millions)             228             207              226              207
-------------------------------------------------------------------------------------------------------------------------

            Per Share Results (Diluted)

Income from Ongoing Operations
PSE&G                                                           $ 0.30          $ 0.26           $ 0.84           $ 0.62
PSEG Power                                                        0.48            0.59             1.75             1.57
PSEG Energy Holdings
    PSEG Global*                                                  0.12            0.09             0.33             0.35
    PSEG Resources                                                0.07            0.09             0.22             0.14
    PSEG Energy Holdings                                             -           (0.01)           (0.01)           (0.03)
                                                             ------------------------------------------------------------
Total PSEG Energy Holdings*                                       0.19            0.17             0.54             0.46
                                                             ------------------------------------------------------------
PSEG                                                             (0.04)          (0.02)           (0.11)           (0.06)
-------------------------------------------------------------------------------------------------------------------------
Income from Ongoing Operations*                                 $ 0.93          $ 1.00           $ 3.02           $ 2.59
-------------------------------------------------------------------------------------------------------------------------
Write-down of Argentine Investments, net of tax                      -               -                -            (1.62)
Operating Losses from Argentina, net of tax                          -               -                -            (0.19)
-------------------------------------------------------------------------------------------------------------------------
Income from Continuing Operations                               $ 0.93          $ 1.00           $ 3.02           $ 0.78
-------------------------------------------------------------------------------------------------------------------------
Extraordinary Item                                                   -               -            (0.08)               -
Loss from Discontinued Operations, including Loss on Disposal    (0.01)          (0.01)           (0.09)           (0.20)
Cumulative Effect of a Change in Accounting Principle                -               -             1.64            (0.58)
-------------------------------------------------------------------------------------------------------------------------
PSEG Net Income                                                 $ 0.92          $ 0.99           $ 4.49           $    -
-------------------------------------------------------------------------------------------------------------------------

* 2002 Amounts exclude write-down of and operating losses relating to Argentine Investments totaling $374 million or $1.81 per share for the nine month period ended September 30, 2002.

Note 1:
-------
Income from Ongoing and Continuing Operations include preferred stock dividends relating to PSE&G of $1 million and $3 million, Global of $4 million and $13 million and Resources of $2 million and $4 million for the quarter and nine month periods ended September 30, 2003 and 2002, respectively.

Note 2:
-------
Basic Earnings per Share for Income from Continuing  Operations was
$0.94 and $3.03 for the quarter and nine month periods ended September 30, 2003, respectively. Basic Earnings per Share for Net Income was $0.93 and $4.50 for the quarter and nine month periods ended September 30, 2003, respectively.

                    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                    2003 vs. 2002

                                                                                                Three Months Ending
                                                                                                 September 30, 2003
                                                                                        -------------------------------
--------------------------------------------------------------------------------------------------------------------------
PSEG 2002 Net Income                                                                                               $ 0.99
--------------------------------------------------------------------------------------------------------------------------

           Loss from Discontinued Operations at Energy Holdings (ET and
                Global's investment in Tanir Bavi)                                                                   0.01

--------------------------------------------------------------------------------------------------------------------------
PSEG 3rd Quarter 2002 Income from Ongoing Operations:                                                              $ 1.00
--------------------------------------------------------------------------------------------------------------------------

PSE&G                                                                                                               B/(W)
-----                                                                                                               ----
                                                                                        -------------------
        3rd Quarter 2002                                                                $             0.26
                                                                                        -------------------
        Improved Margins (new electric base rates, partially                                          0.12
           offset by weather, (0.03))
        Increased O&M costs (pension, storm impacts, other)                                          (0.09)
        Additional Shares Outstanding (2002 issuance, DRIP)                                          (0.03)
        Other (lower depreciation rates and financing costs)                                          0.04
                                                                                        -------------------
        3rd Quarter 2003                                                                $             0.30         $ 0.04
                                                                                        -------------------

PSEG Power
----------
                                                                                        -------------------
        3rd Quarter 2002                                                                $             0.59
                                                                                        -------------------
        Margins:
           Improved Margins from acquisition of Connecticut
              Plants and performance of BGS,
              BGSS and Trading portfolio                                           0.08
           Storm-related replacement power costs at Nuclear                       (0.07)
                                                                             -----------
                 Net Improved Margins                                                                 0.01
        Increased O&M and Other costs (CT plants, pensions, other)                                   (0.11)
        Additional Shares Outstanding (2002 issuance, DRIP)                                          (0.04)
        Interest, Dividends and Realized gains from NDT Fund                                          0.03
                                                                                        -------------------
        3rd Quarter 2003                                                                $           $ 0.48         $(0.11)
                                                                                        -------------------

PSEG Energy Holdings
--------------------
                                                                                        -------------------
        3rd Quarter 2002                                                                $             0.17
                                                                                        -------------------

        Global
        ------
           Improved Earnings from Operations, primarily GWF and TIE                0.04
           Additional Shares Outstanding (2002 issuance, DRIP)                    (0.01)              0.03
                                                                             -----------


        Resources - Lower Earnings from Investment Portfolio                                         (0.02)

        Energy Holdings (parent)                                                                      0.01


                                                                                        -------------------
        3rd Quarter 2003                                                                $             0.19         $ 0.02
                                                                                        -------------------

Public Service Enterprise Group
                                                                                        -------------------
        3rd Quarter 2002                                                                $            (0.02)
                                                                                        -------------------
        Increased financing costs                                                                    (0.02)
                                                                                        -------------------
        3rd Quarter 2003                                                                $            (0.04)        $(0.02)
                                                                                        -------------------

--------------------------------------------------------------------------------------------------------------------------
PSEG 3rd Quarter 2003 Income from Ongoing Operations:                                                              $ 0.93
--------------------------------------------------------------------------------------------------------------------------

           Loss from Discontinued Operations at Energy Holdings (ET)                                                (0.01)

--------------------------------------------------------------------------------------------------------------------------
PSEG 2003 Net Income                                                                                               $ 0.92
--------------------------------------------------------------------------------------------------------------------------

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  2003 vs. 2002

                                                                                                     Nine Months Ending
                                                                                                     September 30, 2003
                                                                                                  --------------------------
-------------------------------------------------------------------------------------------------------------------------
PSEG 2002 Net Income (Loss)                                                                                        $ 0.00
-------------------------------------------------------------------------------------------------------------------------
           Cumulative Effect of a Change in Accounting Principle at
                Energy Holdings (Goodwill at ET and Global's investments)                                            0.58
           Loss from Discontinued Operations at Energy Holdings (ET and
                Global's investment in Tanir Bavi)                                                                   0.20
-------------------------------------------------------------------------------------------------------------------------
                                                                                Income from Continuing Operations  $ 0.78
-------------------------------------------------------------------------------------------------------------------------
           Loss from Operations of Impaired Assets (Argentina)                                                       1.81
-------------------------------------------------------------------------------------------------------------------------
PSEG Year to Date 2002 Income from Ongoing Operations:                                                             $ 2.59
-------------------------------------------------------------------------------------------------------------------------

PSE&G                                                                                                               B/(W)
-----                                                                                                               ----
                                                                                              -----------------
        3rd Quarter YTD 2002                                                                  $            0.62
                                                                                              -----------------
        Improved Margins (Weather, $0.18, new electric base rates and other)                               0.35
        Increased O&M & Other costs (higher pension costs, bad debts,
            storm related and other)                                                                      (0.11)
        Additional Shares Outstanding (2002 Issuance, DRIP)                                               (0.07)
        Lower Interest Costs                                                                               0.05
                                                                                              -----------------
        3rd Quarter YTD 2003                                                                  $            0.84    $ 0.22
                                                                                              -----------------

PSEG Power
----------
                                                                                              -----------------
        3rd Quarter YTD 2002                                                                  $            1.57
                                                                                              -----------------
        Margins:
           Improved Margins from acquisition of Connecticut
              Plants, a full period of BGSS margins, and strong
              results from the BGS and Trading portfolio                        0.47
           Storm-related replacement power costs at Nuclear                    (0.07)
                                                                             -------
                 Net Improved Margins                                                                      0.40
        Increased O&M and Other costs (Connecticut plants, higher pension
             costs, timing of outages and other)                                                          (0.19)
        Additional Shares Outstanding (2002 Issuance, DRIP)                                               (0.13)
        Interest, Dividends and Realized gains from NDT Fund                                               0.10
                                                                                              -----------------
        3rd Quarter YTD 2003                                                                  $            1.75    $ 0.18
                                                                                              -----------------

PSEG Energy Holdings
--------------------
                                                                                              -----------------
        3rd Quarter YTD 2002                                                                  $            0.46
                                                                                              -----------------
        Global
        ------
        Improved earnings from operations, primarily GWF and TIE, partially
             offset by lower results from RGE                                      -
        Additional Shares Outstanding (2002 Issuance, DRIP)                    (0.02)                     (0.02)
                                                                             -------

        Resources
        Absence of prior year losses in the KKR Portfolio                       0.11
        Lower earnings from the Lease portfolio                                (0.02)
        Additional Shares Outstanding (2002 Issuance, DRIP)                    (0.01)                      0.08
                                                                             -------
        Holdings                                                                                           0.02
        --------
                                                                                              -----------------
        3rd Quarter YTD 2003                                                                  $            0.54    $ 0.08
                                                                                              -----------------

Public Service Enterprise Group
-------------------------------
                                                                                              -----------------
        3rd Quarter YTD 2002                                                                  $           (0.06)
                                                                                              -----------------
        Increased financing costs                                                                         (0.05)
                                                                                              -----------------
        3rd Quarter YTD 2003                                                                  $           (0.11)   $(0.05)
                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------
PSEG Year to Date 2003 Income from Ongoing Operations:                                                             $ 3.02
-------------------------------------------------------------------------------------------------------------------------
           Loss from Discontinued Operations at Energy Holdings (ET)                                                (0.09)
           Extraordinary Item at PSE&G (electric rate case)                                                         (0.08)
           Cumulative Effect of a Change in Accounting Principle at Power (Asset Retirement Obligation)              1.64
-------------------------------------------------------------------------------------------------------------------------
PSEG 2003 Net Income                                                                                               $ 4.49
-------------------------------------------------------------------------------------------------------------------------

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                             CAPITALIZATION SCHEDULE
                                   (Unaudited)


                                                                                          September 30,          December 31,
                                                                                              2003                   2002
                                                                                         ------------------------------------
     DEBT                                                                                               (Millions)
          Commercial Paper and Loans                                                     $         944          $        625
          Non-Recourse Note Payable                                                                  2                   137
          Long-Term Debt, including amounts due within one year                                  7,919                 7,736
          Securitization Debt, including amounts due within one year                             2,258                 2,351
          Project Level, Non-Recourse Debt, including amounts due within one year                2,105                 1,653
          Debt Supporting Trust Preferred Securities (TOPRS, PEPS, MIPS and QUIPS)               1,361                 1,361
                                                                                         -------------          ------------
             Total Debt                                                                         14,589                13,863

     SUBSIDIARIES' PREFERRED SECURITIES                                                             80                    80
                                                                                         -------------          ------------

     COMMON STOCKHOLDERS' EQUITY
          Common Stock                                                                           4,113                 4,051
          Treasury Stock                                                                          (981)                 (981)
          Retained Earnings                                                                      2,256                 1,606
          Accumulated Other Comprehensive Loss                                                    (543)                 (697)
                                                                                         -------------          ------------
             Total Common Stockholders' Equity                                                   4,845                 3,979
                                                                                         -------------          ------------
             Total Capitalization                                                        $      19,514          $     17,922
                                                                                         =============          ============

The debt to capitalization ratio calculated under PSEG's credit agreements as of September 30, 2003 was 59.3%. The ratio as calculated pursuant to these covenants exclude non-recourse project debt ($2.1 billion), securitization debt ($2.3 billion) and Debt Supporting Trust Preferred Securities ($1.4 billion), which is now included in Long-Term debt due to the adoption of Financial Interpretation 46, and including capital lease obligations ($51 million) and certain other obligations such as guarantees and letters of credit ($199 million). Further adjusting the debt to capitalization ratio for the effects of the $356 million common stock issuance that closed on October 7, 2003, the adjusted debt to capitalization ratio as of September 30, 2003 would have been 57.0%.

                     Public Service Electric and Gas Company

                       Electric and Gas Sales to Customers

                                 September 2003


                                 Electric Sales
                            Millions of Kilowatthours
                            -------------------------


                                         Three         Change vs             Nine          Change vs
                                     Months Ended         2002           Months Ended        2002
                                     ------------      ---------         ------------      ---------
Residential                              4,111           -5.4%               9,947           -0.1%
Commercial                               6,131           -1.1%              16,787            1.7%
Industrial                               1,818           -1.7%               5,058           -2.0%

Total                                                    -2.7%                                0.5%


                            Gas Sold and Transported
                               Millions of Therms
                               ------------------

                                         Three         Change vs             Nine          Change vs
                                     Months Ended         2002           Months Ended        2002
                                     ------------         ----           ------------        -----
Residential Sales                         105             7.6%               1,080            26.6%
Commercial - Firm Sales                    41            -0.8%                 440            26.5%
Commercial - Interr. & Cogen               13           -12.9%                  35           -18.4%
Industrial - Firm Sales                     5             2.6%                  41            16.6%
Industrial - Interr. & Cogen              135            -1.9%                 390            -0.2%

Total                                                     0.9%                                19.0%

Gas Transported                           298            19.2%               1,044            21.1%